EXHIBIT 10.5


           CONFIRMATORY SPLIT DOLLAR AGREEMENT NO. 2


     This   Confirmatory  Split  Dollar  Agreement  No.  2   (the

"Agreement")  is  made and entered into by  and  between  Nortek,

Inc., a Delaware corporation having a principal place of business in  Providence, Rhode Island (the "Corporation"), and Richard  L.

Bready, of said Providence (the "Employee") (the Corporation  and

the   Employee  are  hereinafter  referred  to  together  as  the

"Parties").

                          WITNESSETH:

     WHEREAS, the Employee is employed by the Corporation as  its chief executive officer; and

     WHEREAS, the Employee is the owner of policy number  [policy number redacted] (the "Policy") issued by New York Life Insurance

Company ("the Insurer") on his life; and

     WHEREAS, in 1988 the Parties agreed that the premiums on the

Policy  would  be  funded through a split dollar arrangement,  it being  the intention of the Corporation to provide assistance  to the  Employee by paying the premiums due on the Policy, with  the

Corporation  ultimately being entitled to receive an interest  in the Policy; and

     WHEREAS,   in   1988  the  Insured  executed  a   collateral

assignment in favor of the Corporation to secure its interest  in the Policy; and

     WHEREAS,  the Corporation continues to desire to assist  the

Employee  in  funding  insurance  on  the  Employee's  life,  the

Corporation believing that providing such assistance  is  in  its best interests; and

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     WHEREAS,  the  Parties now wish to confirm their  respective obligations with respect to the Policy;

     NOW, THEREFORE, for and in consideration of the promises and mutual  covenants  expressed herein by each of the  Parties,  the

Parties agree as follows:

     1.    The  Corporation shall pay each premium on the  Policy

due  after the date of this Agreement, on or before the due  date or  within  the applicable grace period.  Immediately thereafter,

the  Corporation  may require payment from the  Employee  of  the

Employee's  share  (as  defined  below).   If  payment  from  the

Employee  is  not  so required, the Corporation shall  treat  its payment  of  the Employee's share (as so defined)  as  additional compensation  to  the  Employee.  The Employee's  share  of  each premium shall be that portion of the premium that is equal to the economic  benefit  which the Employee would  be  deemed  to  have received and which would be taxable to him for federal income tax purposes  under Revenue Rulings 64-328, 66-110 and any subsequent rulings  or  regulations if the entire premium were paid  by  the

Corporation.

     2.    The Employee shall continue to be the owner the Policy

and,  except to the extent of the Corporation's Interest  in  the

Policy  as provided herein, shall have and may exercise  all  the rights of a policy owner, including but not limited to the  right to designate the beneficiaries, select settlement options, borrow

on   the  security  of  the  Policy  and  surrender  the  Policy.

Dividends shall not be applied to the payment of premiums  unless otherwise agreed by the Corporation and the Employee.

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     3.     The  Employee  hereby affirms his assignment  to  the

Corporation  of  the following limited ownership  rights  in  the

Policy:

     (a) The right to obtain one or more loans or advances on the Policy to the extent of the Corporation's
          Interest in the Policy.

     (b) The right upon termination of this Agreement to realize against the cash value of the Policy or the death proceeds payable under the terms of the Policy, as the case may be, the Corporation's Interest in the Policy. For purposes of this subparagraph, the sale, surrender, or transfer of ownership of the Policy by the Employee or his assignee shall be deemed a termination of the Agreement unless consented to by the Corporation. If this Agreement terminates during the Employee's lifetime, the Corporation shall have no right of recovery against the Employee or his assignee in excess of the then cash value of the Policy.

The   Employee   shall   upon   execution   of   this   Agreement

simultaneously  execute  a  confirmatory  collateral   assignment

evidencing the Corporation's Interest in the Policy.

     4.    Subject  to  the provisions of Section  6  below,  the

Corporation's "Interest" in the Policy shall equal the sum of the

Corporation's  cumulative  premiums  paid  to  the  Insurer  with respect  to the Policy, including any additional amounts invested in  the  Policy  by the Corporation (such as for the  purpose  of repaying indebtedness on the Policy arising before the Policy was being treated as subject to a split dollar agreement), since  the time  that the Parties first treated the Policy as being  subject to a split dollar agreement.  The Corporation's Interest shall be reduced  by the amount of outstanding indebtedness on the  Policy incurred  for the benefit of the Corporation since the time  that the  Parties first treated the Policy as being subject to a split dollar agreement.  For purposes of this Section, the Policy shall be deemed to have been treated as being subject to a split dollar agreement  from the date the Corporation first paid a premium  on the Policy unless at some

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later time the Corporation relinquished

all  its  rights in the Policy to the Employee and  the  Employee became  the  sole owner of the Policy, without any obligation  to the Corporation for payment of prior premiums.

     5.   This Agreement may be terminated by either party or its

or  his assignee, with or without the consent of the other party,

by  giving  notice to the other party.  If not sooner terminated,

this Agreement shall terminate upon the first to occur of any one of the following events:

     (a)  The total cessation of the business of the Corporation;

     (b) Termination of the Employee's employment with the Corporation (employment shall include any period during which Employee serves as a consultant to the Corporation);

     (c)  The   bankruptcy,  insolvency  or  dissolution  of  the
          Corporation; or

     (d)  The death of the Employee.

Upon  termination, the rights of the Parties shall be as provided herein.

     6.    The  Parties intend for this Agreement to confirm  the

terms  of  all  split dollar insurance arrangements between  them with  respect to the Policy.  To that end, as between the Parties

this   Agreement   supersedes  any  inconsistent   split   dollar

documentation concerning the Policy that predates this Agreement,

whether  or  not  such  documentation has  been  filed  with  the

Insurer.   Notwithstanding  the foregoing,  the  Parties  do  not

intend  that  this Agreement in any way reduce the  interest  the

Corporation   had  in  the  Policy  immediately  prior   to   the

Agreement's execution, and therefore any prior documentation that establishes  that  the Corporation's interest in

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the  Policy  is

greater  than  the  Interest given it  under  the  provisions  of

Section  4  above is not hereby superseded, and the Corporation's

Interest  in the Policy for purposes of this Agreement  shall  be such greater interest.

     7.    The  Parties  agree to execute any and  all  documents

necessary or proper to carry out the purpose and intent  of  this

Agreement.

     8.    The Parties agree that this is a private agreement  to

which  the Insurer is not a party and for which it can assume  no responsibility and, therefore, a copy need not be filed with  the

Insurer.  The Insurer shall be fully protected from all liability

under   each   policy  covered  by  this  Agreement  in   dealing

exclusively  with  the  owner of the Policy  and  in  paying  the

proceeds   of  the  Policy  in  accordance  with  any  collateral

assignment and beneficiary designation provided to the Insurer.

     9.   If this Agreement is subject to the Employee Retirement

Income  Security  Act of 1974 ("ERISA"), it shall  constitute  an employee  welfare benefit plan.  If required, the Vice  President and  Treasurer  of  the Corporation is hereby designated  as  the

named  fiduciary  under this Agreement for ERISA  purposes.   The

Vice  President and Treasurer shall have discretionary  authority

to   control   and  manage  the  operation,  interpretation   and

administration  of  this Agreement and to  establish  any  claims procedures required by ERISA.

     10.   Any of the provisions of this Agreement may be amended

or  altered, and such changes shall become effective when reduced to writing and signed by both of the Parties.

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     11.   This Agreement shall be binding upon and inure to  the

benefit  of the Corporation, and its successors and assigns,  and the Employee, and his successors and assigns.

     12.   Except  to  the extent that federal law applies,  this

Agreement shall be governed by, and construed in accordance with,

the  laws of the State of Rhode Island.  However, if and  to  the extent  that ERISA applies, ERISA shall pre-empt any  state  laws

(including  the  laws of the State of Rhode Island)  relating  to this Agreement.

     SIGNED and SEALED in two original counterparts as of the 31st day of December, 1996.


                                   NORTEK, INC.


                                   By: /s/ Richard J. Harris
                                   Its:Vice President and Treasurer,
                                     duly authorized


                                   /s/ Richard L. Bready
                                   Richard L. Bready

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   Appendix (prepared by the Company for SEC filing purposes)
                               to
 Exhibit 10.5 -- Confirmatory Split Dollar Agreement No. 2 dated as of December 31, 1996 between the Company and Richard L. Bready


      The  life  insurance policy covered by  this  Split  Dollar
Agreement (the "Agreement") currently provides for a death benefit of $1,542,280 to be divided between the beneficiary of the policy and the Company pursuant to the Agreement.